Exhibit 99.1

Original Message

Subject: Plangraphics Board Retirement Date: Thu, 22 Mar 2007 11:07:05 EDT From: Raymund To: jantenucci@plangraphics.com, fbeisser@PlanGraphics.com

John,

Effective March 22, 2007, I retire from the Plangraphics Board of Directors.

Ray O'Mara